EXHIBIT 13.5

             Servicing Report - Aggregate Totals for the Fiscal Year

                                                                    Exhibit 13.5
                                                                    ------------

SERIES 2000-2G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE         Aggregate
--------------------------------------------------------------

Reporting Dates
---------------

Closing Date                                                           14-Sep-00



Start Accrual Period                                                   18-Jun-01
End Accrual Period                                                     18-Jun-02
No. Of Days in Accrual Period                                                365
Start Collection Period                                                01-Jun-01
End Collection Period                                                  31-May-02
No. Of Days in Collection Period                                             365

--------------------------------------------------------------------------------


                                                                      Initial
                                 No. of         Initial Invested      Invested
Securities on Issue           Certificates        Amount (US$)       Amount (A$)
-------------------           ------------        ------------       -----------

Class A-1 Notes                   10,602        1,060,200,000.00   1,884,800,000
Class A-2 Notes                    4,000               --            400,000,000
Class B Notes                        270               --             27,000,000
Redraw Bond - series 1              --                 --                  --
Redraw Bond - series 2              --                 --                 --

US$/A$ exchange rate at issue    0.5625

--------------------------------------------------------------------------------

                                        Bank          Interest          Interest
Interest Rate as at 30 June 2002      Bill Rate        Margin             Rate
--------------------------------      ---------        ------             ----

   Class A-1 Notes (payable to
     Currency Swap Provider)           4.4450%          0.3724%         4.81740%
   Class A-2 Notes                     4.4450%          0.3700%         4.81500%
   Class B Notes                       4.4450%          0.5700%         5.01500%
   Redraw Bond - series 1              0.0000%            -             0.00000%
   Redraw Bond - series 2              0.0000%            -             0.00000%

BBSW Interest & Unpaid Interest
  Rate for Accrual Period              4.4450%
Facilities BBSW                        4.4450%

--------------------------------------------------------------------------------

Distributions Paid 1 July 2002
      - 30 June 2002                       Per Cert.          Total
------------------------------            ---------           -----
Total Interest Amount:
   Class A-1 Notes                        6,540.65         69,343,918.29
   Class A-2 Notes                        3,677.31         14,709,240.00
   Class B Notes                          4,991.86          1,347,802.20
   Redraw Bond - series 1                  --                    --
   Redraw Bond - series 2                  --                    --
Principal:
   Class A-1 Notes                       40,892.87        433,546,219.52
   Class A-2 Notes                       23,002.24         92,008,960.00
   Class B Notes                          1,886.53            509,363.10
   Redraw Bond - series 1                  --                    --
   Redraw Bond - series 2                  --                    --
Total:
   Class A-1 Notes                       47,433.52        502,890,137.81
   Class A-2 Notes                       26,679.55        106,718,200.00
   Class B Notes                          6,878.39          1,857,165.30
   Redraw Bond - series 1                  --                    --
   Redraw Bond - series 2                  --                    --
   Total                                                  611,465,503.11

--------------------------------------------------------------------------------

Pool Factors                        07/01/2001        06/30/2002
------------

   Class A-1 Notes                  0.66342480        0.60650590
   Class A-2 Notes                  0.66342480        0.60650590
   Class B Notes                    0.97198980        0.96710220
   Redraw Bond - series 1                 -                 -
   Redraw Bond - series 2                 -                 -

--------------------------------------------------------------------------------

                                      1 of 6

Cashflow Working Sheet
----------------------
                                                Per Certificate
                                                       $

  Finance Charge Collections                                      112,481,530.41
  Finance Charge Collections - Repurchases
  Finance Charge Damages
  Income due to Seller
  Other Income                                                      6,736,473.84
Preliminary Income Amount                                         119,218,004.25

  Taxes                                                                35,591.40
  Trustee Fee                                                         139,981.53
  Security Trustee Fee                                                   --
  Manager Fee                                                         520,745.68
  Servicing Fee                                                     4,339,547.37
  Liquidity Commitment Fee                                             51,722.10
  Redraw Commitment Fee                                                37,500.00
  Support Facility Payments                                        19,300,740.17
  Support Facility Receipts                                              --
  Expenses                                                            131,427.39
  Previous Unpaid Facility Int Chg  - Liquidity                          --
  Liquidity Interest Charge + Previous Unpaid                         302,547.04
  Previous Unpaid Facility Int Chg  - Redraw Facility                    --
  Redraw Interest Charge + Previous Unpaid                               --
  Repayment of Liquidity Facility                                  25,089,941.72
  Total Interest Amount                                            85,400,960.49
    - Class A-1 Notes                                              69,343,918.29
    - Class A-2 Notes                                              14,709,240.00
    - Class B Notes                                                 1,347,802.20
    - Redraw Bonds - series 1                                            --
    - Redraw Bonds - series 2                                            --

Required Income Amount                                            135,350,704.89

Income Shortfall                                                   16,132,700.64
Liquidity Facility Draw                                            16,132,700.64

Principal Chargeoff Unreimbursement                                      --
Principal Chargeoff                                                      --
Total Principal Chargeoff Reimbursement Due                              --

Payment Allocation Cascade
--------------------------

  Preliminary Income Amount                                       119,218,004.25
  Liquidity Facility Draw                                          16,132,700.64
Available Income Amount                                           135,350,704.89

                                         Due        Available

  Taxes                               35,591.40   135,350,704.89       35,591.40
  Trustee Fee                        139,981.53   135,315,113.49      139,981.53
  Security Trustee Fee                  --        135,175,131.96         --
  Manager Fee                        520,745.68   135,175,131.96      520,745.68
  Servicing Fee                    4,339,547.37   134,654,386.28    4,339,547.37
  Liquidity Commitment Fee            51,722.10   130,314,838.91       51,722.10
  Redraw Commitment Fee               37,500.00   130,263,116.81       37,500.00
  Support Facility Payments       19,300,740.17   130,225,616.81   19,300,740.17
  Support Facility Receipts             --        110,924,876.64         --
  Expenses                           131,427.39   110,924,876.64      131,427.39
  Liquidity Interest Charge           36,277.68   110,793,449.25      302,547.04
  Repayment of Liquidity
    Facility                      25,089,941.72   110,757,171.57   25,089,941.72
  Interest Amount Payable
   - Redraw Facility                    --         85,667,229.85         --
   - Class A-1 Notes              69,343,918.29    18,735,550.01   69,343,918.29
   - Class A-2 Notes              14,709,240.00     3,552,372.80   14,709,240.00
   - Redraw Bonds - series 1            --            331,732.80         --
   - Redraw Bonds - series 2            --            331,732.80         --
   - Class B Notes                 1,347,802.20       331,732.80    1,347,802.20
Total Principal Chargeoff
Reimbursement                           --               --              --

Excess Distribution                                                         0.00

Unpaid Facility Int Chg
   - Liquidity                                                           --
   - Redraw                                                              --
Unpaid Security Interest
Amount
   - Class A-1 Notes                                                     --
   - Class A-2 Notes                                                     --
   - Class B Notes                                                          0.00
   - Redraw Bonds - series 1                                             --
   - Redraw Bonds - series 2                                             --



                                     2 of 6

Facilities Outstanding
----------------------

Liquidity Commitment Facility Limit                                58,000,000.00
Beginning Liquidity Commitment Facility                            47,946,322.62
Previous Liquidity Facility Draw                                   10,053,677.38
Repayment of Liquidity Facility                                    25,089,941.72
Liquidity Facility Draw                                            16,132,700.64
Ending Liquidity Commitment Facility                               56,903,563.70

Redraw Commitment Facility Limit                                   50,000,000.00
Beginning Redraw Commitment Facility                               50,000,000.00
Previous Redraw Facility Draw
Previous Redraw Facility Draw - Chargeoffs
Repayment of Redraw Facility
Repayment of Unreimbursed Chargeoffs
Redraw Facility Draw - Unreimbursed Chargeoffs
Redraw Facility Available to Draw                                  50,000,000.00
Redraw Facility Draw
Ending Redraw Commitment Facility                                  50,000,000.00

Interest and Principal Distribution Worksheet
---------------------------------------------

                                                   Per Certificate
Interest Amount                                            $
---------------
Class A-1 Notes
Unpaid Security Interest Amount (after last
  Distribution Date)                                                          --
Interest on Unpaid Security Interest Amount                --                 --
Security  Interest Amount                                 6,540.65      69,343,918.29
Total Interest Amount                                                   69,343,918.29

Unpaid Security Interest Amount (after last
  Distribution Date)                                                          --
Interest on  Unpaid Security Interest Amount                                  --
Security  Interest Amount                                               69,343,918.29
Interest Amount Payable                                   6,540.64      69,343,918.29
Unpaid Security Interest Amount                                               --

Class A-2 Notes
Unpaid Security Interest Amount (after last
  Distribution Date)                                                          --
Interest on  Unpaid Security Interest Amount               --                 --
Security  Interest Amount                                 4,027.88      14,709,240.00
Total Interest Amount                                                   14,709,240.00

Unpaid Security Interest Amount (after last
  Distribution Date)                                                          --
Interest on  Unpaid Security Interest Amount                                  --
Security  Interest Amount                                               14,709,240.00
Interest Amount Payable                                   3,677.31      14,709,240.00
Unpaid Security Interest Amount

Class B Notes
Unpaid Security Interest Amount (after last
  Distribution Date)                                                          --
Interest on  Unpaid Security Interest Amount               --                 --
Security  Interest Amount                                 4,944.62       1,347,802.20
Total Interest Amount                                                    1,347,802.20

Unpaid Security Interest Amount (after last
  Distribution Date)                                                          --
Interest on  Unpaid Security Interest Amount                                  --
Security  Interest Amount                                                1,347,802.20
Interest Amount Payable                                   4,991.85       1,347,802.20
Unpaid Security Interest Amount                                               --

Redraw Bonds - Series 1
Unpaid Security Interest Amount (after last
Distribution Date)                                                            --
Interest on  Unpaid Security Interest Amount               --                 --
Security  Interest Amount                                  --                 --
Total Interest Amount                                                         --

Unpaid Security Interest Amount (after last
  Distribution Date)                                                          --
Interest on  Unpaid Security Interest Amount                                  --
Security  Interest Amount                                                     --
Interest Amount Payable                                    --                 --
Unpaid Security Interest Amount                                               --

Redraw Bonds - Series 2                                                       --
Unpaid Security Interest Amount (after last
Distribution Date)                                                            --
Interest on  Unpaid Security
Interest Amount                                            --                 --
Security  Interest Amount                                  --                 --
Total Interest Amount                                                         --

Unpaid Security Interest Amount (after last
  Distribution Date)                                                          --
Interest on  Unpaid Security Interest Amount                                  --
Security  Interest Amount                                                     --
Interest Amount Payable                                    --                 --
Unpaid Security Interest Amount                                               --

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

Principal Amount
----------------

Principal Collections                                                  590,569,063.49
Principal Collections - Repurchases                                           --
  less Repayment Of Redraw Facility                                           --
  less Total Customer Redraw                                          (64,504,521.19)
  plus Redraw Facility Draw                                                   --
  plus Redraw Bonds Issue this month                                          --
  Aggregate Principal Damages
    from Seller & Servicer                                                    --
  Principal Chargeoff Reimbursement
    - Class B Notes                                                           --
    - Class A-1 Notes                                                         --
    - Class A-2 Notes                                                         --
    - Redraw Bonds - Series 1                                                 --
    - Redraw Bonds - Series 2                                                 --
    - Redraw Facility                                                         --

  Principal rounding b/f                                                         0.43
  Scheduled Principal Amount                         33,281,521.35
  Unscheduled Principal Amount
    Partial less redraws                            170,480,998.16
  Unscheduled Principal Amount
    - Partial Prepayment                            381,644,591.66
  Unscheduled Principal Amount
    - Full Prepayment                               175,642,950.48
  Unscheduled Principal Amount
    - less redraws + C/O Reim                       492,783,020.95

Total Available Principal Amount for Redraw Bonds                      526,064,548.53

Principal Distribution - Redraw
  Bonds - Series 1                                       --                   --
Principal Distribution - Redraw
  Bonds - Series 2                                       --                   --

  Principal rounding b/f                                                         0.43
  Total Unscheduled Principal Amount                                   492,783,020.95
  Total Scheduled Principal Amount                                      33,281,521.35
  Total Available Principal
  Amount for Notes                                                     526,064,542.73

Principal Allocation
--------------------
Class A Percentage via Stepdown                                                  100%
Class A Available Principal Payment
        Class A-1 Principal Payment                      40,892.87     433,546,219.52
        Class A-2 Principal Payment                      23,002.24      92,008,960.00
Class B Principal Payment                                 1,886.53         509,363.10
Subtotal                                                               526,064,542.62
Principal rounding c/f                                                           0.11

Outstanding Principal - beginning period                             1,937,920,981.91
less Principal Repayment                                              (590,569,063.49)
plus Total Customer Redraw                                              64,504,521.19
less Principal Losses                                                         --
Outstanding Principal - Closing period                               1,411,856,439.61

Principal Losses
----------------
Principal Losses                                                              --
  Principal Draw Amount - Pool Mortgage Insurance Policy                      --
  Principal Draw Amount - Individual Mortgage Insurance Policy                --
Net Principal Losses                                                          --
Principal Chargeoff
   - Class B Notes                                                            --
   - Class A-1 Notes                                                          --
   - Class A-2 Notes                                                          --
   - Redraw Bonds Series 1                                                    --
   - Redraw Bonds Series 2                                                    --
   - Redraw Facility                                                          --

Class A-1 Notes                                                               --
Beginning Unreimbursed Principal Chargeoffs                                   --
Principal Chargeoff                                                           --
Principal Chargeoff Reimbursement                                             --
Ending Unreimbursed Principal Chargeoffs                                      --

Class A-2 Notes                                                               --
Beginning Unreimbursed Principal Chargeoffs                                   --
Principal Chargeoff                                                           --
Principal Chargeoff Reimbursement                                             --
Ending Unreimbursed Principal Chargeoffs                                      --

Class B Notes                                                                 --
Beginning Unreimbursed Principal Chargeoffs                                   --
Principal Chargeoff                                                           --
Principal Chargeoff Reimbursement                                             --
Ending Unreimbursed Principal Chargeoffs                                      --


                                     4 of 6

Redraw Bonds - Series 1                                                       --
Beginning Unreimbursed Principal Chargeoffs                                   --
Principal Chargeoff                                                           --
Principal Chargeoff Reimbursement                                             --
Ending Unreimbursed Principal Chargeoffs                                      --


Redraw Bonds - Series 2                                                       --
Beginning Unreimbursed Principal Chargeoffs                                   --
Principal Chargeoff                                                           --
Principal Chargeoff Reimbursement                                             --
Ending Unreimbursed Principal Chargeoffs                                      --


Redraw Facility                                                               --
Beginning Unreimbursed Principal Chargeoffs                                   --
Principal Chargeoff                                                           --
Principal Chargeoff Reimbursement                                             --
Ending Unreimbursed Principal Chargeoffs                                      --



                                     5 of 6

Investors Balance Outstanding Worksheet
---------------------------------------
                                                      Aggregate         Aggregate
                                                          US$                A$
Class A-1 Notes
Initial Invested Amount                           1,060,200,000.00   1,884,800,000.00
  previous Principal Distribution                   173,312,696.34     308,111,460.16
  Principal Distribution for
    current period                                  243,869,748.48     433,546,219.52
Total Principal Distribution to date                417,182,444.82     741,657,679.68
Beginning Invested Amount                           886,887,303.66   1,576,688,539.84
Ending Invested Amount                              643,017,555.18   1,143,142,320.32
Unreimbursed Principal
Chargeoffs                                                 --                 --
Beginning Stated Amount                             886,887,303.66   1,576,688,539.84
Ending Stated Amount                                643,017,555.18   1,143,142,320.32

Class A-2 Notes
Initial Invested Amount                                                400,000,000.00
  previous Principal Distribution                                       65,388,680.00
  Principal Distribution for current period                             92,008,960.00
Total Principal Distribution to date                                   157,397,640.00
Beginning Invested Amount                                              334,611,320.00
Ending Invested Amount                                                 242,602,360.00
Unreimbursed Principal Chargeoffs                                             --
Beginning Stated Amount                                                334,611,320.00
Ending Stated Amount                                                   242,602,360.00

Class B Notes
Initial Invested Amount                                                 27,000,000.00
  previous Principal Distribution                                          378,877.50
  Principal Distribution for current period                                509,363.10
Total Principal Distribution to date                                       888,240.60
Beginning Invested Amount                                               26,621,122.50
Ending Invested Amount                                                  26,111,759.40
Unreimbursed Principal Chargeoffs                                             --
Beginning Stated Amount                                                 26,621,122.50
Ending Stated Amount                                                    26,111,759.40

Redraw Bonds - Series 1
Previous Initial Invested Amount                                              --
Initial Invested Amount                                                       --
  Principal Distribution (after last Distribution Date)                       --
  Principal Distribution for current period                                   --
Total Principal Distribution to date                                          --
Beginning Invested Amount                                                     --
Ending Invested Amount                                                        --
Unreimbursed Principal Chargeoffs                                             --
Beginning Stated Amount                                                       --
Ending Stated Amount                                                          --

Redraw Bonds - Series 2
Previous Initial Invested Amount                                              --
Initial Invested Amount                                                       --
  Principal Distribution (after last Distribution Date)                       --
  Principal Distribution for current period                                   --
Total Principal Distribution to date                                          --
Beginning Invested Amount                                                     --
Ending Invested Amount                                                        --
Unreimbursed Principal Chargeoffs                                             --
Beginning Stated Amount                                                       --
Ending Stated Amount                                                          --

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